AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED NOVEMBER 20, 2015

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 13, 2015

AMERICAN INDEPENDENCE LARGE CAP GROWTH FUND

(TICKER SYMBOLS: LGNIX, LGNAX, LGNCX)

(the “Fund”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

This Supplement supersedes and replaces in its entirety the Supplement dated August 3, 2015 to the Statement of Additional Information (“SAI”).

This Supplement dated November 20, 2015 incorporates the changes to the Fund which were announced in a prior supplement dated August 3, 2015 in addition to recent updates as discussed below:

1.     Shareholder Meeting Proposal Approvals (Effective November 20, 2015). A Special Meeting of Shareholders was held on November 20, 2015 (the “Meeting”) to approve several proposals described below:

•       Approval of Investment Advisory Agreement. The shareholders of the Large Cap Growth Fund approved the proposed Investment Advisory Agreement between the Trust and RiskX Investments, LLC (“RiskX Investments” or “Adviser”) on behalf of the Fund. Shareholders were asked to approve a new investment advisory agreement due to the change in control of the Adviser as discussed further in Item 3. There are no changes to the SAI due to the approval of the Investment Advisory Agreement.

•       Approval of Investment Sub-Advisory Agreement. In addition, the shareholders of the Fund approved the proposed Investment Sub-Advisory Agreement between RiskX Investments and Navellier & Associates, Inc. Shareholders of the Fund were asked to approve the Investment Sub-Advisory Agreement due to the change in control of the Adviser (see Item 3 below for further details). There are no changes to the SAI due to the approval of the Investment Sub-Advisory Agreement.

•       Election of Trustees to the Trust’s Board. In addition to the above proposals, shareholders of the Trust elected the following Trustees to the Board of the Trust at the Meeting: Mr. Jeff Haas, Mr. Tom Kice, Mr. Pete Ochs, Mr. George Mileusnic and Ms. Darlene DeRemer. Messrs. Haas, Kice, Ochs and Mileusnic are Independent Trustees and were re-elected by shareholders. Ms. DeRemer replaced Mr. John Pileggi as the Interested Trustee of the Board. Mr. Terry Carter, former Trustee of the Trust, resigned effective September 30, 2015.

Effective November 20, 2015, the “Trustees and Officers” section of the SAI is amended as follows:

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•     References to Mr. Terry Carter as a current Trustee of the Trust is stricken. Ms. Darlene DeRemer now serves as the Interested Trustee of the Trust, replacing Mr. John Pileggi. The Trustee Table, along with the footnotes to the Table, is replaced in its entirety with the following:

Independent Trustees:

Name and Age	Position Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jeffrey Haas (1) Age: 54	Chairman of the Board and Trustee	Indefinite/ Since Inception	Professor of Law, New York Law School (Since 1996)	7	1
Thomas Kice Age: 66	Trustee	Indefinite/ Since Inception	Senior Adviser of Kice Industries, Inc.	7	None
George Mileusnic(1) Age: 61	Trustee	Indefinite/ Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	7	1
Peter Ochs Age: 63	Trustee	Indefinite/ Since Inception	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	7	None

Interested Trustee:

Name and Age	Position To Be Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust To Be Overseen by Trustee	Other Directorships Held/to be Held by Trustee(3)(4)
Darlene DeRemer(2) Age: 59	Trustee	Indefinite / NA	Ms. DeRemer is Managing Partner and co-founder of Grail Partners (since 2005). She also serves on the Syracuse University board of trustees, and is chair of the Investment & Endowment Committee.	7	2

(1)           The Trustee is also a Trustee of the Rx Funds Trust, formerly the American Independence Funds Trust II, which as of October 31, 2015 included four (4) portfolios or funds – Rx Tactical Rotation Fund, Rx MAR Tactical Moderate Growth Fund, Rx MAR Tactical Growth Fund and Rx Traditional Allocation Fund.

(2)           Ms. DeRemer is considered to be an Interested Trustee due to her position with Grail Partners, which is an investor in the Adviser of the Trust.

(3)          Ms. DeRemer is also being nominated as the Interested Trustee of the Rx Funds Trust in a separate proxy for the Rx Funds Trust for the shareholders of the funds in that trust to vote.

(4)          Ms. DeRemer also serves on the Board of Trustees, as an Independent Trustee, of ARK ETF Trust, which as of August 31, 2015, consists of four (4) portfolios or funds – ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF and ARK Web x.0 ETF.

•     The paragraph on Mr. Pileggi under “Additional Information About the Trustees” is replaced in its entirety with the following:

Darlene T. DeRemer (Interested Trustee). Ms. DeRemer is Managing Partner of Grail Partners (“Grail”), which she founded in 2005 along with Mr. Donald H. Putnam. Grail is an advisory merchant bank serving the investment management industry from offices in Boston, New York and San Francisco; Grail partners have worked on over 250 strategic transactions involving asset management businesses over two decades. In addition to heading up Grail’s Boston office, Ms. DeRemer is the senior banker focusing on the asset management industry worldwide, and has advised clients in a wide range of strategic transactions. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty five years as a leading adviser to the financial services industry, specializing in strategic marketing, planning, product design and the implementation of innovative service strategies. Her work on outsourcing and use of technology has transformed her fund company clients. She has participated in numerous fund company asset management restructuring transactions. Since shifting to investment banking full time, Ms. DeRemer has led or participated in a score of advisory transactions. Her current clients include sale and purchase mandates for institutional and mutual fund managers in the U.S., as well as restructuring assignments for alternative investment firms that seek to tap the public markets in the U.S. and abroad. Ms. DeRemer ran NewRiver’s eBusiness Advisory unit for four years, until 2003, prior to which she operated her own strategy firm in asset management, DeRemer & Associates, for eighteen years. Founded in 1987, DeRemer & Associates was the first consultancy focused on the U.S. mutual fund industry. From 1985 to 1987, Ms. DeRemer was Vice President and Director in the Asset Management Division of State Street Bank & Trust Company (now State Street Global Advisors) where she managed the $4 billion Pension Real Estate Department and developed Marketing Communications and Client Service programs. Before joining State Street, Ms. DeRemer was a Vice President at T. Rowe Price & Associates from 1982 to 1985. Ms. DeRemer’s career started in strategic planning, at Tiger International and its subsidiary, Flying Tiger Airlines. Ms. DeRemer earned a BS in finance and marketing in 1977 summa cum laude and MBA degree in 1979 with distinction from Syracuse University. She graduated Beta Gamma Sigma (Phi Beta Kappa analogous).

2.     Name Change of the Investment Adviser (Effective August 1, 2015). In supplements dated July 24, 2015 and August 3, 2015, to the SAI, it was announced that American Independence Financial Services, LLC (“American Independence”), investment adviser to the Fund, had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which would be known as RiskX Investments, LLC. The Merger was consummated on July 31, 2015 and therefore, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated. In addition, the Investment Sub-Advisory Agreement, between American Independence and Navellier & Associates, Inc. on behalf of the Fund was terminated. A proxy statement was mailed to shareholders of the Fund on or about October 26, 2015, requesting their approval of the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement, each of which had terminated due to the change in control of the Adviser.

Effective August 1, 2015, throughout the SAI, reference to American Independence Financial Services, LLC is replaced with RiskX Investments, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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